                                                                     Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Samlyn Onshore Fund, LP

Address:                                500 Park Avenue, 2nd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/03/14

Name:                                   Samlyn Offshore Master Fund, Ltd.

Address:                                c/o Samlyn Capital, LLC
                                        500 Park Avenue, 2nd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/03/14

Name:                                   Samlyn Partners, LLC

Address:                                500 Park Avenue, 2nd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/03/14

Name:                                   Robert Pohly

Address:                                500 Park Avenue, 2nd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/03/14